Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Advanced Digital Information Corporation (the “Company”) on Form 10-Q for the period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Peter H. van Oppen, Chair and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2005	/s/ PETER H. VAN OPPEN
Peter H. van Oppen, Chair and Chief Executive Officer (Principal Executive Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the report or as a separate disclosure document.